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                                                         SEC File Nos. 033-36962
                                                                       811-06175

                                                                       033-08865
                                                                       811-04847

                               ECLIPSE FUNDS INC.
                                 ECLIPSE FUNDS

                       Eclipse Ultra Short Duration Fund
                          Eclipse Core Bond Plus Fund

                       Supplement dated October 24, 2003
          to the Prospectus for No-Load Class and Service Class shares dated March 1, 2003


         At a meeting on September 24, 2003, the Board of Directors of the Eclipse Core Bond Plus Fund and the Board of Trustees of the Eclipse Ultra Short Duration Fund approved Reorganization Agreements whereby all of the assets and liabilities of the Eclipse Core Bond Plus Fund will be transferred to the Eclipse Bond Fund in exchange for shares of the Eclipse Bond Fund and whereby all of the assets and liabilities of the Eclipse Ultra Short Duration Fund will be transferred to the Eclipse Short Term Bond Fund in exchange for shares of the Eclipse Short Term Bond Fund. Both the Eclipse Core Bond Plus Fund and the Eclipse Ultra Short Duration Fund would be completely liquidated after the Reorganization.

         In approving the Reorganization Agreements, the Boards considered various factors, including: the potential benefits of the Reorganization to shareholders of each of the Eclipse Core Bond Plus Fund and the Eclipse Ultra Short Duration Fund; the compatibility of investment objectives, policies, restrictions and investment holdings of the Funds; the terms and conditions of the Reorganization Agreements which might affect the price of the outstanding shares of each of the Eclipse Core Bond Plus Fund and the Eclipse Ultra Short Duration Fund; and any direct or indirect costs to be incurred by shareholders of each of the Eclipse Core Bond Plus Fund and the Eclipse Ultra Short Duration Fund.

         A meeting of shareholders of each of the Eclipse Core Bond Plus Fund and Eclipse Ultra Short Duration Fund has been scheduled for December 3, 2003 in order to vote on the proposed Reorganization. Should the Reorganization be approved by shareholders, it is scheduled to be effective upon the close of business on December 10, 2003.



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